SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Telecom HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92613
                                    333-95807
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 5.           Other Events

                  Effective March 28, 2002, NTL Incorporated, a component of the Telecom HOLDRS Trust, was delisted from trading on the NYSE and was not listed for trading on another national securities exchange within five business days. As such, NTL Incorporated was distributed from the basket at a rate of .0125 shares per Telecom HOLDR, and is no longer included in Telecom HOLDRS.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits

                           99.1 Telecom HOLDRS Trust Prospectus dated March 12, 2002, updating the Prospectus dated January 23, 2001.

                           99.2 Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  May 7, 2002                      By:   /s/ MITCHELL M. COX
                                              ----------------------------
                                              Name:    Mitchell M. Cox
                                              Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
------------------------------------

(99.1) Telecom HOLDRS Trust Prospectus dated March 12, 2002, updating the Prospectus dated January 23, 2001.

(99.2) Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated March 12, 2002.

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